                                     Applicants signing in New York must use this form.       Lincoln Life & Annuity
[LOGO OF LINCOLN CHOICE PLUS(SM)]          Lincoln ChoicePlus(SM) Design                       Company of New York
                                            Variable Annuity Application                      Home office Syracuse, New York
----------------------------------------------------------------------------------------------------------------------------------

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1    Contract Options

     [ ] ChoicePlus(SM) Design 1 (standard)
     [ ] ChoicePlus(SM) Design 2 (4-year surrender charge)
     [ ] ChoicePlus(SM) Design 3 (3% enhancement)

2a   Contract Owner Maximum age of Contract Owner is 85.

     __________________________________________________________     ______________________________________________________________
     Full legal name or trust name                                  Social Security number/TIN
                                                                                                                   [ ] Male
     ___________________________________________________________    ______________________________________________ [ ] Female
     Street address (If PO Box, physical street address required)   Date of birth (mm/dd/yyyy)

     __________________________________________________________     ______________________________________________________________
     City                    State              ZIP                 Home telephone number

     __________________________________________________________     ________________________________________Is trust revocable?
     Trustee name (required for trusts)                             Date of trust (required for trusts)     [ ] Yes     [ ] No

2b   Joint Contract Owner Maximum age of Joint Contract Owner is 85.

     __________________________________________________________     ______________________________________________________________
     Full legal name                                                Social Security number/TIN

     ______________________________________     [ ] Male    [ ] Female    [ ] Spouse    [ ] Non-Spouse
     Date of Birth (mm/dd/yyyy)

3a   Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 85.

     __________________________________________________________     ______________________________________________________________
     Full legal name                                                Social Security number/TIN
                                                                                                                   [ ] Male
     ___________________________________________________________    ______________________________________________ [ ] Female
     Street address                                                 Date of birth (mm/dd/yyyy)

     __________________________________________________________     ______________________________________________________________
     City                    State              ZIP                 Home telephone number

3b   Contingent Annuitant Maximum age of Contingent Annuitant is 85.

     __________________________________________________________     ______________________________________________________________
     Full legal name                                                Social Security number/TIN

4    Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                                                                                 %
     ____________________________________________________   ______________________________   _____________   ________________  ___
     Full legal/trust name   [ ] Primary   [ ] Contingent   Relationship to Contract Owner   Date of Birth   SSN/TIN
                                                                                                                                 %
     ____________________________________________________   ______________________________   _____________   ________________  ___
     Full legal/trust name   [ ] Primary   [ ] Contingent   Relationship to Contract Owner   Date of Birth   SSN/TIN
                                                                                                                                 %
     ____________________________________________________   ______________________________   _____________   ________________  ___
     Full legal/trust name   [ ] Primary   [ ] Contingent   Relationship to Contract Owner   Date of Birth   SSN/TIN

     ______________________________________________________    ___________________________________________    Is trust revocable?
     Executor/Trustee name (required for trusts)               Date of trust (required for trusts)            [ ] Yes  [ ] No

5    Type of Contract

     Nonqualified:  [ ] Initial contribution OR  [ ] 1035 exchange

     Tax-qualified (must complete plan type): [ ] Transfer (to same market)  OR   [ ] Rollover (to different market)
     Plan type (check one):  [ ] Roth IRA       [ ] Traditional IRA
                             [ ] SEP            [ ] Other/+/ _____________________________ /+/ Indicate plan year-end: ___________
                                                                                                                        Month/Day

                                                                                                                         CPD-APPNY
                                                                                                        30070-APPNY CPDESIGN 10/06

                                     Page 1

6a   Allocation (This section must be completed.)
     Initial minimums: $ 10,000

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 6b. If no allocations are specified in Section 6a or 6b, the entire amount will be allocated to the Lincoln VIP Money Market Fund pending instructions from the contract owner.

     Please allocate my contribution of: $ ______________________________________________  OR  $_________________________
                                             Initial contribution from previous carrier           Approximate amount
     -----------------------------------------------------------------------------------------------------------------------------
     INTO THE FUND(S) BELOW         --|      Use whole percentages
                                      v
     -----------------------------------------------------------------------------------------------------------------------------

        Lincoln Profile Funds                                         U.S. Small Cap Stocks
        ____________ % Lincoln VIP Aggressive Profile Fund            ____________ % AllianceBernstein VPS Small/Mid Cap Value
                                                                                     Portfolio
        ____________ % Lincoln VIP Conservative Profile Fund          ____________ % Delaware VIP Trend Series
        ____________ % Lincoln VIP Moderate Profile Fund              ____________ % DWS Small Cap Index VIP
        ____________ % Lincoln VIP Moderately Aggressive Profile      ____________ % FTVIPT Franklin Small-Mid Cap Fund
                       Fund
        U.S. Large Cap Stocks                                         ____________ % Lincoln VIP Growth Opportunities Fund
        ____________ % AllianceBernstein VPS Growth and Income        International/Global
                       Portfolio
        ____________ % American Funds Growth Fund                     ____________ % AllianceBernstein VPS Global Technology
                                                                                     Portfolio
        ____________ % American Funds Growth-Income Fund              ____________ % AllianceBernstein VPS International Value
                                                                                     Portfolio
        ____________ % Delaware VIP U.S. Growth Series                ____________ % American Funds Global Growth Fund
        ____________ % Delaware VIP Value Series                      ____________ % American Funds Global Small Capitalization
                                                                                     Fund
        ____________ % DWS Equity 500 Index VIP                       ____________ % American Funds International Fund
        ____________ % Fidelity VIP Contrafund Portfolio              ____________ % Fidelity VIP Overseas Portfolio
        ____________ % Fidelity VIP Growth Portfolio                  ____________ % FTVIPT Templeton Growth Securities Fund
        ____________ % FTVIPT Mutual Shares Securities Fund           ____________ % Lincoln VIP International Fund
        ____________ % Lincoln VIP Capital Appreciation Fund          Balanced Funds
        ____________ % Lincoln VIP Core Fund                          ____________ % FTVIPT Franklin Income Securities Fund
        ____________ % Lincoln VIP Equity-Income Fund                 ____________ % Lincoln VIP Global Asset Allocation Fund
        ____________ % Lincoln VIP Growth and Income Fund             ____________ % MFS Total Return Fund
        ____________ % Lincoln VIP Growth Fund                        Fixed Income
        ____________ % Lincoln VIP Social Awareness Fund              ____________ % American Century VIP Inflation Protection
        ____________ % MFS Utilities Series                           ____________ % Delaware VIP Capital Reserves Series
        U.S. Mid Cap Stocks                                           ____________ % Delaware VIP Diversified Income Series
        ____________ % Baron Capital Asset Fund                       ____________ % Delaware VIP High Yield Series
        ____________ % Delaware VIP REIT Series                       ____________ % FTVIPT Templeton Global Income Securities
                                                                                     Fund
        ____________ % Fidelity VIP Mid Cap Portfolio                 ____________ % Lincoln VIP Bond Fund
        ____________ % Lincoln VIP Aggressive Growth Fund             Preservation of Capital
        ____________ % Neuberger Berman AMT Mid-Cap Growth            ____________ % Lincoln VIP Money Market Fund
                       Portfolio                                      ____________ % DCA Fixed Account (must complete section 6b)
        ____________ % Neuberger Berman AMT Regency Portfolio                      % Total (must = 100%)
                                                                      ============

6b   Dollar Cost Averaging (Complete only if electing DCA.)
     $2,000 minimum required.
     -----------------------------------------------------------------------------------------------------------------------------
     Total amount to DCA:   OR $_____________ MONTHLY amount to DCA: $_____________ OVER THE FOLLOWING PERIOD: ________________
                                                                                                                MONTHS (6-60)
     FROM THE FOLLOWING HOLDING ACCOUNT (check one):         [ ] DCA Fixed Account  [ ] Delaware VIP High Yield Series/*/
     -----------------------------------------------------------------------------------------------------------------------------
     /*/ The DCA holding account and the DCA fund elected cannot be the same.  [ ] Lincoln VIP Money Market Fund/*/
                                                                               [ ] Lincoln VIP Bond Fund/*/
     -----------------------------------------------------------------------------------------------------------------------------
     INTO THE FUND(S)      --| BELOW Use whole percentages
                             v
     -----------------------------------------------------------------------------------------------------------------------------
        Lincoln Profile Funds                                         U.S. Small Cap Stocks
        ____________ % Lincoln VIP Aggressive Profile Fund            ____________ % AllianceBernstein VPS Small/Mid Cap Value
        ____________ % Lincoln VIP Conservative Profile Fund                         Portfolio
        ____________ % Lincoln VIP Moderate Profile Fund              ____________ % Delaware VIP Trend Series
        ____________ % Lincoln VIP Moderately Aggressive Profile      ____________ % DWS Small Cap Index VIP
                       Fund                                           ____________ % FTVIPT Franklin Small-Mid Cap Fund
        U.S. Large Cap Stocks                                         ____________ % Lincoln VIP Growth Opportunities Fund
        ____________ % AllianceBernstein VPS Growth and Income        International/Global
                       Portfolio                                      ____________ % AllianceBernstein VPS Global Technology
        ____________ % American Funds Growth Fund                                    Portfolio
        ____________ % American Funds Growth-Income Fund              ____________ % AllianceBernstein VPS International Value
        ____________ % Delaware VIP U.S. Growth Series                               Portfolio
        ____________ % Delaware VIP Value Series                      ____________ % American Funds Global Growth Fund
        ____________ % DWS Equity 500 Index VIP                       ____________ % American Funds Global Small Capitalization
        ____________ % Fidelity VIP Contrafund Portfolio                             Fund
        ____________ % Fidelity VIP Growth Portfolio                  ____________ % American Funds International Fund
        ____________ % FTVIPT Mutual Shares Securities Fund           ____________ % Fidelity VIP Overseas Portfolio
        ____________ % Lincoln VIP Capital Appreciation Fund          ____________ % FTVIPT Templeton Growth Securities Fund
        ____________ % Lincoln VIP Core Fund                          ____________ % Lincoln VIP International Fund
        ____________ % Lincoln VIP Equity-Income Fund                 Balanced Funds
        ____________ % Lincoln VIP Growth and Income Fund             ____________ % FTVIPT Franklin Income Securities Fund
        ____________ % Lincoln VIP Growth Fund                        ____________ % Lincoln VIP Global Asset Allocation Fund
        ____________ % Lincoln VIP Social Awareness Fund              ____________ % MFS Total Return Fund
        ____________ % MFS Utilities Series                           Fixed Income
        U.S. Mid Cap Stocks                                           ____________ % American Century VIP Inflation Protection
        ____________ % Baron Capital Asset Fund                       ____________ % Delaware VIP Capital Reserves Series
        ____________ % Delaware VIP REIT Series                       ____________ % Delaware VIP Diversified Income Series
        ____________ % Fidelity VIP Mid Cap Portfolio                 ____________ % Delaware VIP High Yield Series
        ____________ % Lincoln VIP Aggressive Growth Fund             ____________ % FTVIPT Templeton Global Income Securities
        ____________ % Neuberger Berman AMT Mid-Cap Growth                           Fund
                       Portfolio                                      ____________ % Lincoln VIP Bond Fund
        ____________ % Neuberger Berman AMT Regency Portfolio         Preservation of Capital
                                                                      ____________ % Lincoln VIP Money Market Fund
                                                                                   % Total (must = 100%)
                                                                      ============

     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

                                     Page 3

6c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051CP) or the Portfolio Rebalancing form
     (28887CP).

7    Benefit Options

     Death Benefits

     Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)

     [ ] I/We hereby elect the Account Value Death Benefit.
     [ ] I/We hereby elect the Guarantee of Principal Death Benefit/1/.
     [ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit/2/.
     [ ] I/We hereby elect the Estate Enhancement Benefit3 rider which includes the Enhanced Guaranteed Minimum Death Benefit.

     Living Benefits

     One Living Benefit may be elected. i4LIFE(R) Advantage cannot be simultaneously elected with a Living Benefit. If a Living
     Benefit is elected, your contract may be subject to investment requirements. Please refer to the prospectus for more information.

     If a Living Benefit is elected, an owner election to reset either the 4LATER(SM) Income Base or the Lincoln SmartSecurity(R)
     Advantage Guaranteed Amount, as applicable, will automatically be performed by us, unless you select the manual reset option below. Anytime a reset occurs the charge for the rider may increase. If you select the manual option, you will need to notify us if you want to reset either the Income Base or Guaranteed Amount, as applicable.

     [ ] I/We elect the manual reset of Income Base or Guaranteed Amount.

     Lincoln SmartSecurity(R) Advantage

     [ ] I/We hereby elect the 5-year Elective Step-up/4/. (manual reset only)

     [ ] I/We hereby elect the 1-year Automatic Step-up/4/. (Single Life)

     [ ] I/We hereby elect the 1-year Automatic Step-up/4/. (Joint Life must be spouse as joint owner or 100% primary beneficiary)

     4LATER(SM) Advantage

     [ ] I/We hereby elect the 4LATER(SM) Advantage/5/.

     /1/The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and
     Pensions.
     /2/The Enhanced Guaranteed Minimum Death Benefit may only be elected if the Contract Owner, Joint Owner (if applicable), and
     Annuitant are all under age 80.
     /3/The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.
     /4/If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.
     /5/If the contract is tax-qualified, the maximum age to elect is 77. If the contract is non-qualified, the maximum age to elect is 80.

8    Automatic Withdrawals $10,000 minimum account balance is required.

     Note: Withdrawals exceeding 10% of premium payment per year may be subject to contingent deferred sales charges. However, if electing Lincoln SmartSecurity(R) Advantage - 5-year Elective Step-up, the maximum withdrawal amount for the program is
           7% without the potential for a greater reduction in the Guaranteed Amount and if electing Lincoln SmartSecurity(R)
           Advantage 1-year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed Amount. Withdrawal minimums: $50 per distribution/$300 annually.

     [ ] Please provide me with automatic withdrawal based on ______% (may be between 1-10%) of total contract value.
         OR  [ ] An amount of $_________________.

     Payment frequency: [ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually (If frequency is not marked it will be set for
     Annually)

     Date of withdrawal: [ ] 5th [ ] 10th [ ] 20th (If date is not marked it will be set for the 20th.)

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

ELECT ONE: [ ] Do withhold taxes Amount to be withheld ________ (must be at least 10%)

           [ ] Do not withhold taxes

ELECT ONE: [ ] Direct deposit         [ ] Checking (Attach a "voided" check)       [ ] Savings (Attach a deposit slip)

               I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the
               National Automated Clearing House Association (NACHA).

               ___________________________________________________________________________________________________________________
               Bank name                                                                      Bank telephone number

                                                              Page 4

9    Automatic Bank Draft

     _________________________________________________________________     _______________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _____________________________________________________________________________________________________________________________
     Bank name                                                                       Bank telephone number

     $__________________________________________       Automatic bank draft start date: __________________________________________
      Monthly amount                                                                      Month         Day (1/28)        Year

     [ ] Checking (attach a voided check)   OR   [ ] Savings (attach a deposit slip)

     I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

10   Replacement

     Does the applicant have any existing life policies or annuity contracts?        [ ] Yes   [ ] No
     Will the proposed contract replace any existing annuity or life insurance?      [ ] Yes   [ ] No
     (Attach a state replacement form if required by the state in which the application is signed.)


     _____________________________________________________________________________________________________________________________
     Company name

     ________________________________________________________________________________________________   __________________________
     Plan name                                                                                          Year issued

11   Signatures

     From time to time, interest credited to amounts allocated to the six-, 12-, or 24-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

     We also offer other types of annuities, with different fee structures, including some that offer lower fees. You should carefully consider whether this contract is the best product for you. All fees and features for this product are fully described in the contract and prospectus.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that surrender charges may apply if
     I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.

     ________________________________________________________________________________________________   __________________________
     Signed at (city)                                  State                                            Date (mm/dd/yyyy)
     _______________________________________________   ______________________________________________
     Signature of Contract Owner                       Joint Contract Owner (if applicable)
     ________________________________________________________________________________________________   __________________________
     Signed at (city)                                  State                                            Date (mm/dd/yyyy)
     ________________________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

                                     Page 5

     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIALADVISER. Please type or print.

12   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     Does the applicant have any existing life policies or annuity contracts?        [ ] Yes   [ ] No
     Will the proposed contract replace any existing annuity or life insurance?      [ ] Yes   [ ] No
     (Attach a state replacement form if required by the state in which the application is signed.)

     _____________________________________________________________________________________________________________ $______________
     Company name                                                                               Year issued         Amount

13   Additional Remarks

14   Dealer Information Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

     [ ] 1  [ ] 2  [ ] 3

     ___________________________________________________________________________     _____________________________________________
     Registered representative's name (print as it appears on NASD licensing)        Registered representative's telephone number

     ___________________________________________________________________________     _____________________________________________
     Client account number at dealer (if applicable)                                 Registered representative's SSN

     _____________________________________________________________________________________________________________________________
     Dealer's name

     _____________________________________________________________________________________________________________________________
     Branch address                             City                                           State                   ZIP

     [ ] CHECK IF BROKER CHANGE OF ADDRESS
                                                Rep code at firm _________________________________________________________________

15   Representative's Signature

     The representative hereby certifies he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     _____________________________________________________________________________________________________________________________
     Signature

                                        Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York -- to your investment dealer's home office or to:
     [LOGO OF LINCOLN CHOICE PLUS(SM)]  Lincoln Life & Annuity Company            By Express Mail: Lincoln Life & Annuity Company
                                        of New York                               of New York
                                        Servicing Office - P.O. Box 2348          Attention: ChoicePlus Operation
                                        Fort Wayne, IN 46801-2348                 1300 South Clinton Street
                                                                                  Fort Wayne, IN 46802

                                        If you have any questions regarding this application, call Lincoln Life & Annuity Company of New York at 800 826-6848.

                                                              Page 6